FINANCIAL INVESTORS TRUST

ALPS | KOTAK INDIA GROWTH FUND
(the “Fund”)

SUPPLEMENT DATED JULY 12, 2021 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS FOR THE FUND,
DATED FEBRUARY 28, 2021, AS SUBSEQUENTLY AMENDED

Effective July 12, 2021, the following changes are being made with respect to the Fund.

Summary Prospectus

The fourth sentence under the section entitled “PURCHASE AND SALE OF FUND SHARES” in the summary section of the Fund’s Prospectus is hereby deleted and replaced with the following:

“The minimum investment for Class II shares is $10 million.”

Prospectus

The fourth sentence under the section entitled “BUYING, EXCHANGING AND REDEEMING SHARES – Investment Minimums” of the Fund’s Prospectus is hereby deleted and replaced with the following:

“The minimum investment for Class II shares is $10 million.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE